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                                   RESIGNATION

Pursuant to the Letter of Agreement between NxGen Networks and Seedling Technologies Corp. dated May 1, 2001, I hereby agree to resign as a Board member of NxGen Networks, Inc. effective immediately.

Dated: May 7, 2001
                                                        /s/ Mark Sampson
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                                                        Mark Sampson